                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2002


                             ----------------------


                         COMMISSION FILE NUMBER 1-12584


             DELAWARE               SHEFFIELD PHARMACEUTICALS, INC.          13-3808303
-------------------------------     -------------------------------      ------------------
(State of other jurisdiction of      (Exact name of registrant as         (I.R.S. Employer
 incorporation or organization)        specified in its charter)         Identification No.)



14528 South Outer Forty Road, Suite 205, St. Louis, Missouri             63017
------------------------------------------------------------          ----------
         (Address of principal executive officers)                    (Zip Code)


        Registrant's telephone number, including area code (314) 579-9899



                             ----------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     On April 30, 2002, Sheffield Pharmaceuticals, Inc., a Delaware corporation, issued a press release, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit Number        Description
--------------        -----------
     99               Press Release dated April 30, 2002 issued by Sheffield
                      Pharmaceuticals, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  May 13, 2002                  By: /s/ Scott A. Hoffmann
                                          --------------------------------------
                                      Scott A. Hoffmann
                                      Vice President and Chief Financial Officer